UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2025

Signature Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-56693	13-3977311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6901 Professional Pkwy E 200 Sarasota, Florida 34240		34236
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (941) 324-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class

None

Securities registered pursuant to section 12(g) of the Act:

Title of Class

Common Stock, Par Value $0.001

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).	Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.01 — Changes in Control of Registrant

On July 21, 2025, a change in control of Signature Holdings Corporation (the “Company”) occurred pursuant to the consummation of a stock purchase agreement, entered into on July 21, 2025 between Intaurelius LLC (the “Acquiror”) and Greg Aurre III (the “Seller”.)

As a result of the transaction, Acquiror acquired control of 83.1% of the outstanding shares of the Company’s common stock and now has effective control over the Company. The consideration paid in connection with the transaction consisted of $25,000 in cash on hand of Acquiror and $25,000 in a promissory note to the Seller, and no financing was provided by the Company in connection with the transaction.

To the knowledge of the Company, there are no current arrangements or understandings among the new controlling shareholders and any other persons with respect to other matters that may result in a change in control of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

(c) On July 22, 2025, the Board of Directors approved the following changes regarding our executive officers and directors, all of which were effective immediately:

(1)	Greg Aurre III, our Chief Executive Officer and President, relinquished the title of Chief Executive Officer and President of the Company in connection with the appointment of Bradley G. Gunn as described below. Mr. Aurre became our Chief Executive Officer on June 2, 2023, and has served as the Company’s President and member of the Board of Directors since February 2011.

(2)	Greg Aurre III resigned as a director of the Company. Mr. Aurre has been a member of the Company’s Board of Directors since February 2011. Mr. Aurre’s resignation was not the result of any dispute or disagreement with the Company or the Company’s Board of Directors on any matter relating to the operations, policies or practices of the Company.

(3)	Greg Aurre III was appointed as Vice President of the Company. In connection with the appointment of Mr. Aurre as Vice President, no material plan, contract or arrangement between Mr. Aurre and the Company was entered into, nor was any grant or award made under any such plan, contract, or arrangement. Mr. Aurre is not a party to any transaction with the Company that would require disclosure under Item 404(a) of the Securities and Exchange Commission Regulation S-K.

(4)	Russell Munz, relinquished the title of Vice President in connection with the appointment of Greg Aurre III as described above and resigned as a director of the Company. Mr. Munz has been a member of the Company’s Board of Directors since October 4th, 2022. Mr. Munz’s resignation was not the result of any dispute or disagreement with the Company or the Company’s Board of Directors on any matter relating to the operations, policies or practices of the Company.

(5)	Matthew Albright, relinquished the titles of Secretary and Treasurer and resigned as a director of the Company. Mr. Albright has been a member of the Company’s Board of Directors since October 4th, 2022. Mr. Albrights’s resignation was not the result of any dispute or disagreement with the Company or the Company’s Board of Directors on any matter relating to the operations, policies or practices of the Company.

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(6)	Bradley G. Gunn (age 55) was appointed Chief Executive Officer, President, Treasurer, Secretary of the Company (the “Appointment”). Over the past five years, Mr. Gunn has held officer and director positions with Intaurelius Group Inc., Edgehog Advanced Technologies Inc., and Murge E-commerce Inc. Mr. Gunn served as Chief Executive Officer (“CEO”) and as a director of each of those companies, including serving on audit, governance, and remuneration committees. Over the last 28 years, Mr. Gunn has held the position of CEO, Co-CEO, Chief Financial Officer (“CFO”), and was director in three listed and quoted companies. In connection with the appointment of Mr. Gunn as an officer of the Company, no material plan, contract or arrangement between the Mr. Gunn and the Company was entered into, nor was any grant or award made under any such plan, contract, or arrangement. The Company is finalizing an employment agreement with Mr. Gunn setting forth, among other things, Mr. Gunn's compensation in connection with the Appointment. The Company will file an amendment to this Current Report on Form 8-K once such employment agreement is finalized. Mr. Gunn is not a party to any transaction with the Company or any proceedings that would require disclosure under Items 404(a) or 401 of the Securities and Exchange Commission Regulation S-K. There are no arrangements or understandings between Mr. Gunn and any other person(s) pursuant to which Mr. Gunn was appointed as the Company's President and Chief Executive Officer.

(6)	Bradley G. Gunn was appointed as a member of the Board of Directors by the Company until the annual meeting of the Company’s shareholders to occur in 2026. In connection with the appointment of Mr. Gunn as a member of the Board of Directors of the Company, no material plan, contract or arrangement between Mr. Gunn and the Company was entered into, nor was any grant or award made under any such plan, contract, or arrangement. Mr. Gunn is not a party to any transaction with the Company that would require disclosure under Item 404(a) of the Securities and Exchange Commission Regulation S-K.

(7)	Neill A. Carson (age 65) was appointed as a member of the Board of Directors by the Company until the annual meeting of the Company’s shareholders to occur in 2026. Over the past five years, Mr. Carson has held officer and director positions with Carson Resources Ltd., Quattro Energy Ltd., and i3 Energy Ltd.. Mr. Carson served as Chairman and as a director of each of those companies, including serving on audit, governance, and remuneration committees. In connection with the appointment of Mr. Carson as a member of the Board of Directors of the Company, no material plan, contract or arrangement between Mr. Carson and the Company was entered into, nor was any grant or award made under any such plan, contract, or arrangement. Mr. Carson is not a party to any transaction with the Company nor any proceedings that would require disclosure under Item 404(a) or 401 of the Securities and Exchange Commission Regulation S-K.

Item 8.01 Other Events.

On July 22, 2025, the Company moved its headquarters to: 6901 Professional Pkwy E 200, Sarasota, Florida 34240. The Company’s telephone number also changed to: (941)324-6500.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Stock Purchase Agreement dated July 21, 2025.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature Holdings Corporation
(Registrant)

Date: July 25, 2025	/s/	Brad G. Gunn
Brad G. Gunn
President and Chief Executive Officer

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